Exhibit 99.1

Blackstone Reports Third Quarter 2019 Results

New York, October 23, 2019: Blackstone (NYSE:BX) today reported its third quarter 2019 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “In the third quarter Blackstone again generated strong results for our investors, who in today’s challenging environment look to our firm as a critical solutions provider. Our ability to execute on scale investment opportunities across a broad array of strategies is highly differentiated, as demonstrated by $16 billion of deployments in the quarter and a record $62 billion over the last twelve months. Our investors continue to entrust us with capital for both new and existing strategies, including nearly $150 billion of inflows during the last year – culminating in industry-record Total Assets Under Management of $554 billion, up 21% year-over-year.”

Blackstone issued a full detailed presentation of its third quarter 2019 results, which can be viewed at www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.49 per common share to record holders of common shares at the close of business on November 4, 2019. This dividend will be paid on November 12, 2019.

Quarterly Investor Call Details

Blackstone will host a conference call on October 23, 2019 at 9:00 a.m. ET to discuss third quarter 2019 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), passcode 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), passcode 139 805 59#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with $554 billion in assets under management, include investment vehicles focused on private

The Blackstone Group Inc. 345 Park Avenue New York, New York 10154 T 212 583 5000

equity, real estate, public debt and equity, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

2

October 23, 2019 Blackstone’s Third Quarter 2019 Earnings

Blackstone

Blackstone’s Third Quarter 2019 GAAP Results
GAAP
Net
Income
was
$1.2
billion
for
the
quarter
and
$2.9
billion
year-to-date.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
Inc.
was
$779
million
for
the
quarter
and
$1.6
billion
year-to-date.
Income Before Provision for Taxes Margin is calculated by dividing Income Before Provision for Taxes by Total Revenues. Effective July 1, 2019, The Blackstone Group L.P. converted from a Delaware limited partnership to a Delaware corporation, The Blackstone Group Inc. (the “Conversion”). This presentation includes results for The Blackstone Group L.P. prior to the Conversion. As of any time prior to the Conversion, references to “Blackstone,” “the Company,” “our” and similar terms mean The Blackstone Group L.P. and its consolidated subsidiaries and, as of any time after the Conversion,
The Blackstone Group Inc. and its consolidated subsidiaries. All references to shares or per share amounts prior to the Conversion refer to units or per unit amounts.
(Dollars in Thousands, Except per Share Data) (Unaudited)
3Q'18
3Q'19
3Q'18 YTD
3Q'19 YTD
3Q'17 LTM
3Q'18 LTM
3Q'19 LTM
Revenues
Management and Advisory Fees, Net
780,009
$
878,151
$
2,230,242
$
2,528,255
$
2,659,862
$
2,959,301
$
3,325,809
$
Incentive Fees
9,799
8,254
41,743
42,301
188,025
161,930
58,098
Investment Income (Loss)
Performance Allocations
Realized
592,103
446,550
1,365,119
1,021,445
2,582,430
2,787,381
1,532,833
Unrealized
299,238
176,370
1,367,678
998,101
629,097
884,645
191,796
Principal Investments
Realized
134,619
74,642
305,961
292,943
557,557
490,523
402,844
Unrealized
52,840
15,391
268,082
147,090
73,139
247,515
(71,075)
Total Investment Income
1,078,800
712,953
3,306,840
2,459,579
3,842,223
4,410,064
2,056,398
Interest and Dividend Revenue
48,604
42,482
124,062
130,252
127,716
164,586
178,137
Other
9,368
93,273
625,394
86,403
(46,595)
591,613
133,326
Total Revenues
1,926,580
1,735,113
6,328,281
5,246,790
6,771,231
8,287,494
5,751,768
Expenses
Compensation and Benefits
Compensation
419,285
462,766
1,236,167
1,372,684
1,382,348
1,600,651
1,746,474
Incentive Fee Compensation
7,251
5,419
23,656
19,711
89,199
67,106
29,971
Performance Allocations Compensation
Realized
200,442
155,663
498,902
367,883
872,080
1,056,146
580,057
Unrealized
178,184
94,907
622,610
446,440
412,927
456,427
143,572
Total Compensation and Benefits
805,162
718,755
2,381,335
2,206,718
2,756,554
3,180,330
2,500,074
General, Administrative and Other
168,813
171,067
441,354
492,437
499,435
579,962
645,956
Interest Expense
41,355
53,362
119,346
138,960
164,022
193,952
183,604
Fund Expenses
2,302
4,036
74,909
12,509
123,327
107,601
16,086
Total Expenses
1,017,632
947,220
3,016,944
2,850,624
3,543,338
4,061,845
3,345,720
Other Income
Reduction of Tax Receivable Agreement Liability
-
174,606
-
174,606
-
403,855
174,606
Net Gains from Fund Investment Activities
66,838
48,450
250,956
239,906
313,144
332,919
180,672
Income Before Provision for Taxes
975,786
$
1,010,949
$
3,562,293
$
2,810,678
$
3,541,037
$
4,962,423
$
2,761,326
$
Provision (Benefit) for Taxes
26,798
(156,786)
220,024
(76,895)
194,644
816,614
(47,529)
Net Income
948,988
$
1,167,735
$
3,342,269
$
2,887,573
$
3,346,393
$
4,145,809
$
2,808,855
$
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
2,569
(8)
2,199
3,567
7,869
9,799
(736)
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
143,101
88,406
427,678
355,983
423,759
560,042
287,183
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
360,576
299,900
1,359,736
961,490
1,377,060
1,719,174
966,743
Net Income Attributable to The Blackstone Group Inc. (“BX”)
442,742
$
779,437
$
1,552,656
$
1,566,533
$
1,537,705
$
1,856,794
$
1,555,665
$
Net Income Per Share of Class A Common Stock, Basic
0.65
$
1.15
$
2.28
$
2.32
$
2.32
$
2.74
$
2.30
$
Net Income Per Share of Class A Common Stock, Diluted
0.64
$
1.15
$
2.27
$
2.32
$
2.29
$
2.74
$
2.30
$
Income Before Provision for Taxes Margin
50.6%
58.3%
56.3%
53.6%
52.3%
59.9%
48.0%

Blackstone

Blackstone’s Third Quarter 2019 Highlights
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone. Class A common
stock
repurchased
in
the
quarter
ended
September
30,
2019
excludes
shares
for
which
trades
were
executed
during
the
three
months
ended
June
30,
2019
and
settlement
occurred
in
July
2019. See pages 32-33, Definitions and Dividend Policy, for definitions of terms used throughout this presentation. Unless otherwise noted, references to “common stock” and “common shares” refer to Class A common stock.
Capital
Metrics
Total Assets Under Management (“AUM”) of $554.0 billion, up 21% year-over-year
Inflows of $20.4 billion in the quarter and $147.1 billion for the LTM
Realizations of $9.7 billion in the quarter and $37.4 billion for the LTM
Deployment of $16.2 billion in the quarter and a record $62.0 billion for the LTM
Shareholder
Dividends
Dividend of $0.49 per common share payable on November 12, 2019
•
Dividends of $1.92 per common share for the LTM
Repurchased 2.8 million common shares in the quarter and 19.1 million common shares for the LTM
Over $700 million distributed with respect to the third quarter to shareholders through dividends and share repurchases, and over $3.0 billion for the LTM
Corporate
Structure
Completed the conversion to a corporation on July
1,
2019
Financial
Measures
Fee Related Earnings (“FRE”) of $440 million ($0.37/share) in the quarter, up 27%
year-
over-year
•
FRE was $1.7 billion for the LTM
($1.39/share), up 21% year-over-year
Distributable Earnings (“DE”) of $710 million ($0.58/share) in the quarter
•
DE was $2.7 billion for the LTM
($2.16/share)
Net Accrued Performance Revenues receivable of $4.2 billion ($3.48/share)

Blackstone

Blackstone’s Third Quarter 2019 Segment Earnings
Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 23, Share Summary). DE per Common Share is based on DE Attributable to Common
Shareholders (see page 22, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD per Share amounts represent the sum of the last three quarters. See pages 30-31 for the Reconciliation of GAAP to Total Segment Measures.
% Change
% Change
(Dollars in Thousands, Except per Share Data)
3Q'18
3Q'19
vs. 3Q'18
3Q'18 YTD
3Q'19 YTD
vs. 3Q'18 YTD
Management and Advisory Fees, Net
779,219
$
880,345
$
13%
2,238,257
$
2,538,563
$
13%
Fee Related Performance Revenues
30,299
34,225
13%
79,651
55,628
(30)%
Fee Related Compensation
(334,545)
(329,834)
(1)%
(936,862)
(947,699)
1%
Other Operating Expenses
(128,745)
(144,351)
12%
(358,303)
(409,783)
14%
Fee Related Earnings
346,228
$
440,385
$
27%
1,022,743
$
1,236,709
$
21%
FRE per Share
0.29
$
0.37
$
28%
0.85
$
1.03
$
21%
Realized Performance Revenues
572,159
420,840
(26)%
1,328,074
1,008,995
(24)%
Realized Performance Compensation
(190,773)
(143,870)
(25)%
(478,496)
(354,576)
(26)%
Realized Principal Investment Income
65,620
36,148
(45)%
188,960
185,613
(2)%
Net Realizations
447,006
313,118
(30)%
1,038,538
840,032
(19)%
Total Segment Distributable Earnings
793,234
$
753,503
$
(5)%
2,061,281
$
2,076,741
$
1%
Net Interest Income (Loss)
9,013
(7,767)
n/m
10,002
55
(99)%
Taxes and Related Payables
(32,963)
(35,815)
9%
(99,802)
(120,055)
20%
Distributable Earnings
769,284
$
709,921
$
(8)%
1,971,481
$
1,956,741
$
(1)%
DE per Common Share
0.63
$
0.58
$
(8)%
1.60
$
1.59
$
(1)%
Total Segment Revenues
1,447,297
$
1,371,558
$
(5)%
3,834,942
$
3,788,799
$
(1)%
Total Assets Under Management
456,691,832
$
554,022,343
$
21%
456,691,832
$
554,022,343
$
21%
Fee-Earning Assets Under Management
342,261,123
$
394,138,443
$
15%
342,261,123
$
394,138,443
$
15%

Blackstone

Summary of Financials
LTM
Fee
Related
Earnings
of
$1.39
per
share,
an
increase
of
22%
year-over-year.
LTM
Total
Segment
Distributable
Earnings
were
$2.8
billion.
Fee Related Earnings per Share
(Per Share)
Segment Distributable Earnings
(Dollars in Millions)
3Q’19 LTM Total: $2,841
FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related
Performance Revenues). Totals may not add due to rounding.
$1.08
$1.14
$1.39
45.6%
44.4%
48.6%
3Q'17 LTM
3Q'18 LTM
3Q'19 LTM
$1,254
$949
$353
$285
Real Estate
Private Equity
Hedge Fund Solutions
Credit
FRE Margin
FRE/Share

Blackstone

$4,035
$4,044
$4,171
$377
$251
3Q'18
2Q'19
Net Performance
Revenues
Net Realized
Distributions
3Q'19
3Q'19
3Q'19 LTM
Real Estate
Opportunistic Funds
3.8%
13.6%
Core+
2.3%
8.7%
Private Equity
Corporate Private Equity
2.6%
4.9%
Tactical Opportunities
1.0%
5.6%
Strategic Partners
9.6%
16.5%
Hedge Fund Solutions
BPS Composite
0.4%
3.5%
Credit
Performing Credit
0.9%
8.9%
Distressed
(3.9)%
(9.3)%
Investment Performance and Net Accrued Performance Revenues
Positive
overall
appreciation
drove
Net
Accrued
Performance
Revenues
to
$4.2
billion
($3.48/share),
up
3%
year-
over-year.
•
Appreciation
generated
$377
million
of
additional
Net
Accrued
Performance
Revenues,
relative
to
$251
million
of
Net
Realized
Distributions
in
the
quarter.
Net Accrued
Performance Revenues
(Dollars in Millions)
Investment Performance
(Appreciation / Gross Returns)
Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit. Appreciation for core+ funds excludes
BREIT.
BPS
Composite
net
returns
were
0.2%
and
2.7%
for
3Q’19
and
3Q’19
LTM,
respectively.
Performing
Credit
net
returns
were
0.3%
and
5.9%
for
3Q’19
and
3Q’19
LTM,
respectively.
Distressed
net
returns
were
(4.1)%
and
(9.2)%
for
3Q’19
and
3Q’19
LTM,
respectively.
Net
Realized
Distributions
excludes
Net
Performance
Revenues
realized,
but
not
yet
distributed
as
of the reporting date which are included in the Net Accrued Performance Revenues balance.

Blackstone

Capital Metrics Activity
Inflows
were
$20.4
billion
in
the
quarter,
bringing
LTM
inflows
to
$147.1
billion.
Realizations
were
$9.7
billion
in
the
quarter
and
$37.4
billion
for
the
LTM.
Deployed
$16.2
billion
in
the
quarter
and
$62.0
billion
for
the
LTM.
•
Committed
an
additional
$9.1
billion
during
the
quarter
that
is
not
yet
deployed.
(Dollars in Millions)
Private Equity includes Corporate Private Equity, Core Private Equity, Life Sciences, and BTAS.
Inflows
Realizations
Capital Deployed
3Q'19
3Q'19 LTM
3Q'19
3Q'19 LTM
3Q'19
3Q'19 LTM
Total Real Estate
6,746
$
46,267
$
4,576
$
15,266
$
8,165
$
20,918
$
Opportunistic
2,155
31,142
2,893
10,185
4,009
9,910
Core+
3,266
10,442
690
2,695
3,652
8,997
BREDS
1,325
4,683
993
2,386
505
2,011
Total Private Equity
3,255
58,358
2,812
14,496
5,809
27,663
Private Equity
1,220
30,090
1,188
8,577
1,662
9,835
Tactical Opportunities
1,316
5,256
977
3,434
1,685
5,704
Strategic Partners
718
14,044
646
2,485
2,462
9,621
Infrastructure
-
8,969
-
-
-
2,503
Hedge Fund Solutions
BAAM
3,164
12,186
306
1,007
659
3,568
Credit
GSO/BIS/Harvest
7,227
30,239
2,054
6,615
1,523
9,810
Total Blackstone
20,391
$
147,050
$
9,748
$
37,384
$
16,157
$
61,959
$
Real Estate
Private Equity

Blackstone

$24.1
$29.2
$3.8
$5.7
$5.1
$14.4
$35.3
$47.7
$68.3
$97.0
3Q'18
3Q'19
$130.6
$141.9
$80.0
$81.2
$126.2
$173.9
$119.9
$157.1
$456.7
$554.0
3Q'18
3Q'19
Assets Under Management
Total AUM increased to $554.0 billion, up 21% year-over-year, with $20.4 billion of inflows in the quarter and
$147.1 billion for the LTM.
Fee-Earning AUM of $394.1 billion was up 15% year-over-year, with $18.0 billion of inflows in the quarter and
$101.9 billion for the LTM.
Perpetual Capital AUM reached $97.0 billion, up 42% year-over-year.
Fee-Earning AUM
(Dollars in Billions)
Total AUM
(Dollars in Billions)
Real Estate
Hedge Fund Solutions
Credit
Private Equity
Perpetual Capital AUM
(Dollars in Billions)
$98.7
$104.6
$74.6
$74.9
$78.2
$97.9
$90.8
$116.7
$342.3
$394.1
3Q'18
3Q'19

Blackstone

Additional Capital Detail
Invested Performance Revenue Eligible AUM reached $235.6 billion at quarter end, up 13% year-over-year, and has increased 23% since the third quarter of 2017.
Undrawn
capital
(“Total
Dry
Powder”)
available
for
investment
of
$148.0
billion,
driven
by
fundraising
activity
for
the
latest
flagship
funds.
Total Dry Powder
(Dollars in Billions)
3Q’19 Total: $148.0
Invested Performance Revenue
Eligible AUM
(Dollars in Billions)
Real Estate
Private Equity
Hedge Fund Solutions
Credit
Invested Performance Revenue Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.
$44.8
$71.8
$2.2
$29.1
$40.1
$22.4
$25.2
$39.4
$44.8
$43.9
$43.3
$58.3
$67.8
$69.2
$82.2
$98.7
$192.0
$207.8
$235.6
3Q'17
3Q'18
3Q'19

Segment Highlights

Blackstone

Real Estate
Appreciation for core+ funds excludes BREIT.
Total
AUM:
Increased
31%
to
$157.1
billion
with
inflows
of
$6.7
billion
in
the
quarter
and
$46.3
billion
for
the
LTM.
•
Held
the
final
close
for
BREP
IX,
the
largest
real
estate
fund
ever
at
$20.5
billion,
in
the
quarter;
raised
$2.4
billion
in
BREIT
and
$1.1
billion
in
the
sixth
European
opportunistic
fund.
Realizations:
$4.6
billion
in
the
quarter
and
$15.3
billion
for
the
LTM;
realizations
in
the
quarter
included
a
secondary
share
sale
of
Invitation
Homes
and
the
sale
of
the
final
office
asset
in
Equity
Office
Properties.
Capital
Deployed:
$8.2
billion
in
the
quarter
and
$20.9
billion
for
the
LTM;
deployment
in
the
quarter
included
the
acquisition
of
GLP’s
U.S.
industrial
portfolio,
the
largest
private
real
estate
transaction
ever.
•
Committed
an
additional
$4.0
billion
during
the
quarter
that
is
not
yet
deployed,
including
the
acquisition
of
a
62
million
square
foot
last-mile
logistics
portfolio.
Appreciation:
Opportunistic
funds
and
core+
funds
appreciated
3.8%
and
2.3%
in
the
quarter,
and
13.6%
and
8.7%
for
the
LTM,
respectively.
% Change
% Change
(Dollars in Thousands)
3Q'18
3Q'19
vs. 3Q'18
3Q'18 YTD
3Q'19 YTD
vs. 3Q'18 YTD
Management Fees, Net
291,501
$
332,529
$
14%
809,201
$
894,345
$
11%
Fee Related Performance Revenues
30,299
30,600
1%
80,317
48,348
(40)%
Fee Related Compensation
(128,342)
(132,183)
3%
(349,735)
(344,794)
(1)%
Other Operating Expenses
(39,787)
(43,897)
10%
(105,230)
(122,997)
17%
Fee Related Earnings
153,671
$
187,049
$
22%
434,553
$
474,902
$
9%
Realized Performance Revenues
273,309
282,379
3%
741,999
558,134
(25)%
Realized Performance Compensation
(79,309)
(85,544)
8%
(230,140)
(183,186)
(20)%
Realized Principal Investment Income
16,197
17,968
11%
81,086
63,257
(22)%
Net Realizations
210,197
214,803
2%
592,945
438,205
(26)%
Segment Distributable Earnings
363,868
$
401,852
$
10%
1,027,498
$
913,107
$
(11)%
Segment Revenues
611,306
$
663,476
$
9%
1,712,603
$
1,564,084
$
(9)%
Total AUM
119,942,029
$
157,076,273
$
31%
119,942,029
$
157,076,273
$
31%
Fee-Earning AUM
90,772,735
$
116,749,305
$
29%
90,772,735
$
116,749,305
$
29%

Blackstone

Private Equity
Total
AUM:
Increased
38%
to
$173.9
billion
with
inflows
of
$3.3
billion
in
the
quarter
and
$58.4
billion
for
the
LTM.
•
Raised
$2.9
billion
of
capital
primarily
driven
by
Corporate
Private
Equity
and
Tactical
Opportunities.
Realizations:
$2.8
billion
in
the
quarter,
including
both
public
and
private
sales,
and
$14.5
billion
for
the
LTM.
Capital
Deployed:
$5.8
billion
in
the
quarter
and
$27.7
billion
for
the
LTM
across
regions;
committed
an
additional
$2.6
billion
in
the
quarter
that
is
not
yet
deployed.
Appreciation:
Corporate
Private
Equity
appreciated
2.6%
in
the
quarter
driven
by
underlying
appreciation
in
the
private
portfolio
and
appreciated
4.9%
for
the
LTM.
% Change
% Change
(Dollars in Thousands)
3Q'18
3Q'19
vs. 3Q'18
3Q'18 YTD
3Q'19 YTD
vs. 3Q'18 YTD
Management and Advisory Fees, Net
222,629
$
255,278
$
15%
617,441
$
785,977
$
27%
Fee Related Compensation
(105,621)
(105,773)
0%
(289,357)
(318,467)
10%
Other Operating Expenses
(36,654)
(38,235)
4%
(103,852)
(112,865)
9%
Fee Related Earnings
80,354
$
111,270
$
38%
224,232
$
354,645
$
58%
Realized Performance Revenues
290,012
124,231
(57)%
505,306
403,737
(20)%
Realized Performance Compensation
(106,400)
(52,034)
(51)%
(207,958)
(154,671)
(26)%
Realized Principal Investment Income
44,408
11,977
(73)%
83,346
80,022
(4)%
Net Realizations
228,020
84,174
(63)%
380,694
329,088
(14)%
Segment Distributable Earnings
308,374
$
195,444
$
(37)%
604,926
$
683,733
$
13%
Segment Revenues
557,049
$
391,486
$
(30)%
1,206,093
$
1,269,736
$
5%
Total AUM
126,184,368
$
173,858,400
$
38%
126,184,368
$
173,858,400
$
38%
Fee-Earning AUM
78,195,072
$
97,936,871
$
25%
78,195,072
$
97,936,871
$
25%

Blackstone

Hedge Fund Solutions
The
BPS
Composite
gross
and
net
returns
are
based
on
the
BAAM
Principal
Solutions
(“BPS”)
Composite,
which
does
not
include
BAAM’s
individual
investor
solutions
(liquid
alternatives),
ventures
(seeding
and
minority
interests),
strategic
opportunities
(co-invests),
and
advisory
(non-discretionary)
platforms,
except
for
investments
by
BPS
funds
directly
into
those
platforms.
BAAM-managed
funds
in
liquidation
and
non
fee-
paying
assets
(net
returns
only)
are
also
excluded.
The
funds/accounts
that
comprise
the
BPS
Composite
are
not
managed
within
a
single
fund
or
account
and
are
managed
with
different
mandates.
There
is
no
guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the BPS Composite does not represent the performance of an actual fund or account.
Total
AUM:
Increased
1%
to
$81.2
billion
with
inflows
of
$3.2
billion
in
the
quarter
and
$12.2
billion
for
the
LTM.
•
Held
the
initial
close
for
the
second
GP
stakes
fund
in
the
quarter,
bringing
Total
AUM
to
$1.2
billion.
•
October
1
subscriptions
of
$232
million
are
not
yet
included
in
Total
AUM.
Returns:
BPS
Composite
gross
returns
of
0.4%
in
the
quarter
(0.2%
net),
bringing
year-to-date
to
5.9%
(5.2%
net).
•
Gross
returns
of
3.5%
for
the
LTM
(2.7%
net),
outperforming
global
markets
with
less
than
one
fifth
of
the
volatility
of
broader
markets,
compared
to
0.0%
return
for
the
benchmark
HFRX
Global
HF
Return
Index.
% Change
% Change
(Dollars in Thousands)
3Q'18
3Q'19
vs. 3Q'18
3Q'18 YTD
3Q'19 YTD
vs. 3Q'18 YTD
Management Fees, Net
130,320
$
141,367
$
8%
390,258
$
416,726
$
7%
Fee Related Compensation
(43,443)
(38,898)
(10)%
(123,615)
(118,474)
(4)%
Other Operating Expenses
(20,753)
(20,495)
(1)%
(58,032)
(59,492)
3%
Fee Related Earnings
66,124
$
81,974
$
24%
208,611
$
238,760
$
14%
Realized Performance Revenues
3,985
1,848
(54)%
21,432
17,899
(16)%
Realized Performance Compensation
(1,922)
(1,000)
(48)%
(7,391)
(4,588)
(38)%
Realized Principal Investment Income
2,024
1,480
(27)%
10,430
13,503
29%
Net Realizations
4,087
2,328
(43)%
24,471
26,814
10%
Segment Distributable Earnings
70,211
$
84,302
$
20%
233,082
$
265,574
$
14%
Segment Revenues
136,329
$
144,695
$
6%
422,120
$
448,128
$
6%
Total AUM
80,005,136
$
81,154,390
$
1%
80,005,136
$
81,154,390
$
1%
Fee-Earning AUM
74,558,599
$
74,877,976
$
0%
74,558,599
$
74,877,976
$
0%

Blackstone

Credit
Performing Credit includes mezzanine lending funds, middle market direct lending funds and other performing credit strategy funds. Distressed includes credit alpha strategies, stressed/distressed funds and energy strategies. The gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Gross returns exclude the Blackstone
Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing Credit net returns were 0.3% for 3Q’19. Distressed net returns were (4.1)% for 3Q’19.
Total
AUM:
Increased
9%
to
$141.9
billion
with
inflows
of
$7.2
billion
in
the
quarter
and
$30.2
billion
for
the
LTM.
•
Held
additional
closes
for
the
second
European
senior
debt
fund
strategy
totaling
$1.8
billion
in
the
quarter.
•
Inflows
of
$2.5
billion
in
new
CLOs
and
other
Long
Only
strategies
in
the
quarter.
•
Insurance
Solutions
had
$1.6
billion
of
gross
inflows
in
the
quarter,
including
$1.0
billion
of
commitments
for
a
private
structured
credit
mandate.
Realizations:
$2.1
billion
in
the
quarter
and
$6.6
billion
for
the
LTM.
Capital
Deployed:
$1.5
billion
in
the
quarter,
driven
by
the
U.S.
Direct
Lending
strategy,
and
$9.8
billion
for
the
LTM;
committed
an
additional
$1.8
billion
in
the
quarter
that
is
not
yet
deployed.
Returns:
Gross
returns
of
0.9%
in
the
quarter
for
Performing
Credit;
gross
returns
of
(3.9)%
in
the
quarter
for
Distressed
driven
by
certain
upstream
energy
positions.
% Change
% Change
(Dollars in Thousands)
3Q'18
3Q'19
vs. 3Q'18
3Q'18 YTD
3Q'19 YTD
vs. 3Q'18 YTD
Management Fees, Net
134,769
$
151,171
$
12%
421,357
$
441,515
$
5%
Fee Related Performance Revenues
-
3,625
n/m
(666)
7,280
n/m
Fee Related Compensation
(57,139)
(52,980)
(7)%
(174,155)
(165,964)
(5)%
Other Operating Expenses
(31,551)
(41,724)
32%
(91,189)
(114,429)
25%
Fee Related Earnings
46,079
$
60,092
$
30%
155,347
$
168,402
$
8%
Realized Performance Revenues
4,853
12,382
155%
59,337
29,225
(51)%
Realized Performance Compensation
(3,142)
(5,292)
68%
(33,007)
(12,131)
(63)%
Realized Principal Investment Income
2,991
4,723
58%
14,098
28,831
105%
Net Realizations
4,702
11,813
151%
40,428
45,925
14%
Segment Distributable Earnings
50,781
$
71,905
$
42%
195,775
$
214,327
$
9%
Segment Revenues
142,613
$
171,901
$
21%
494,126
$
506,851
$
3%
Total AUM
130,560,299
$
141,933,280
$
9%
130,560,299
$
141,933,280
$
9%
Fee-Earning AUM
98,734,717
$
104,574,291
$
6%
98,734,717
$
104,574,291
$
6%

Supplemental Details

Blackstone

Total Segments
LP Capital Invested and Total Capital Invested have been updated for 2Q’19.
(Dollars in Thousands)
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
3Q'18 YTD
3Q'19 YTD
Management and Advisory Fees, Net
Base Management Fees
721,606
$
722,648
$
757,518
$
805,315
$
809,729
$
2,121,677
$
2,372,562
$
Transaction, Advisory and Other Fees, Net
73,944
77,576
65,150
61,495
92,702
151,922
219,347
Management Fee Offsets
(16,331)
(2,029)
(8,606)
(22,654)
(22,086)
(35,342)
(53,346)
Total Management and Advisory Fees, Net
779,219
798,195
814,062
844,156
880,345
2,238,257
2,538,563
Fee Related Performance Revenues
30,299
44,185
7,779
13,624
34,225
79,651
55,628
Fee Related Compensation
(334,545)
(279,284)
(324,031)
(293,834)
(329,834)
(936,862)
(947,699)
Other Operating Expenses
(128,745)
(130,025)
(123,311)
(142,121)
(144,351)
(358,303)
(409,783)
Fee Related Earnings
346,228
$
433,071
$
374,499
$
421,825
$
440,385
$
1,022,743
$
1,236,709
$
Realized Performance Revenues
572,159
483,697
246,769
341,386
420,840
1,328,074
1,008,995
Realized Performance Compensation
(190,773)
(199,645)
(85,240)
(125,466)
(143,870)
(478,496)
(354,576)
Realized Principal Investment Income
65,620
47,098
25,908
123,557
36,148
188,960
185,613
Total Net Realizations
447,006
331,150
187,437
339,477
313,118
1,038,538
840,032
Total Segment Distributable Earnings
793,234
$
764,221
$
561,936
$
761,302
$
753,503
$
2,061,281
$
2,076,741
$
Net Interest Income (Loss)
9,013
11,923
5,061
2,761
(7,767)
10,002
55
Taxes and Related Payables
(32,963)
(54,063)
(29,039)
(55,201)
(35,815)
(99,802)
(120,055)
Distributable Earnings
769,284
$
722,081
$
537,958
$
708,862
$
709,921
$
1,971,481
$
1,956,741
$
Total Segment Revenues
1,447,297
$
1,373,175
$
1,094,518
$
1,322,723
$
1,371,558
$
3,834,942
$
3,788,799
$
Total Assets Under Management
456,691,832
$
472,242,317
$
511,777,762
$
545,482,337
$
554,022,343
$
456,691,832
$
554,022,343
$
Fee-Earning Assets Under Management
342,261,123
$
342,527,507
$
352,993,394
$
387,864,642
$
394,138,443
$
342,261,123
$
394,138,443
$
Weighted-Average Fee-Earning AUM
340,994,284
$
343,514,196
$
349,589,269
$
368,900,952
$
391,977,663
$
336,496,661
$
365,664,742
$
LP Capital Invested
9,358,423
$
14,218,797
$
10,844,363
$
14,461,441
$
15,920,034
$
26,708,450
$
41,225,838
$
Total Capital Invested
9,894,470
$
16,349,738
$
11,783,583
$
17,669,109
$
16,156,664
$
28,365,761
$
45,609,356
$

Blackstone

3Q’19 Total AUM Rollforward
(Dollars in Millions)
3Q’19 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.
Assets Under Management
3Q’19 Fee-Earning AUM Rollforward
(Dollars in Millions)
3Q’19 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Real
Private
Hedge Fund
Estate
Equity
Solutions
2Q'19
153,605
$
171,172
$
81,436
$
139,270
$
545,482
$
Inflows
6,746
3,255
3,164
7,227
20,391
Outflows
(566)
(349)
(3,070)
(2,023)
(6,008)
Net Inflows
6,180
2,905
94
5,204
14,383
Realizations
(4,576)
(2,812)
(306)
(2,054)
(9,748)
Market Activity
1,867
2,594
(69)
(486)
3,905
3Q'19
157,076
$
173,858
$
81,154
$
141,933
$
554,022
$
QoQ
Increase (Decrease)
2%
2%
(0)%
2%
2%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
3Q'18
119,942
$
126,184
$
80,005
$
130,560
$
456,692
$
Inflows
46,267
58,358
12,186
30,239
147,050
Outflows
(2,593)
(1,263)
(12,407)
(11,697)
(27,960)
Net Inflows (Outflows)
43,673
57,095
(221)
18,542
119,090
Realizations
(15,266)
(14,496)
(1,007)
(6,615)
(37,384)
Market Activity
8,727
5,075
2,378
(554)
15,625
3Q'19
157,076
$
173,858
$
81,154
$
141,933
$
554,022
$
YoY Increase
31%
38%
1%
9%
21%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
2Q'19
112,287
$
96,467
$
74,653
$
104,457
$
387,865
$
Inflows
7,452
3,192
2,934
4,395
17,973
Outflows
(552)
(108)
(2,411)
(1,846)
(4,917)
Net Inflows
6,900
3,085
523
2,549
13,056
Realizations
(2,898)
(1,735)
(265)
(1,648)
(6,545)
Market Activity
459
120
(33)
(783)
(237)
3Q'19
116,749
$
97,937
$
74,878
$
104,574
$
394,138
$
QoQ Increase
4%
2%
0%
0%
2%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
3Q'18
90,773
$
78,195
$
74,559
$
98,735
$
342,261
$
Inflows
40,170
29,000
11,024
21,677
101,870
Outflows
(6,588)
(1,604)
(11,960)
(9,820)
(29,971)
Net Inflows (Outflows)
33,582
27,396
(936)
11,858
71,899
Realizations
(9,978)
(7,808)
(912)
(4,838)
(23,537)
Market Activity
2,373
154
2,168
(1,180)
3,515
3Q'19
116,749
$
97,937
$
74,878
$
104,574
$
394,138
$
YoY Increase
29%
25%
0%
6%
15%
Credit
Total

Blackstone

$9.50
$9.67
3Q'18
3Q'19
At
September
30,
2019,
Blackstone
had
$5.6
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$11.6
billion
of
cash
and
net
investments,
or
$9.67
per
share.
Blackstone
has
no
net
debt,
a
$1.6
billion
undrawn
credit
revolver
and
maintains
A+/A+
ratings.
•
On
September
10,
2019,
Blackstone
issued
$500
million
of
10-year
notes
at
2.5%
coupon
and
$400
million
of
30-year
notes
at
3.5%
coupon
•
Proceeds
used
to
repurchase
$400
million
outstanding
2021
notes,
with
$175
million
repurchased
in
the
quarter
and
remainder
redeemed
subsequent
to
quarter
end.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Hedge Fund Solutions,
and Credit, which were $778 million, $666 million, $104 million, and $293 million, respectively, as of September 30, 2019. Cash and Net Investments per share amounts are calculated using period end
DE Shares Outstanding (see page 23, Share Summary).
A+/A+
Rated by S&P and Fitch
$1.6 billion
Undrawn Credit Revolver
with September 2023 Maturity
$5.6 billion
Total Cash and
Corporate Treasury
Cash and Net Investments
(Per Share)
(Dollars in Millions)
3Q’19
Cash and Cash Equivalents
$
2,469
Corporate Treasury
Investments
3,113
GP/Fund Investments
1,842
Net Accrued Performance
Revenues
4,171
Cash
and Net Investments
$
11,594
Outstanding
Bonds (at par)
$
4,860

Blackstone

Net Accrued Performance Revenues
Net Accrued Performance Revenues are presented net of performance compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Revenues are
included in DE. Net Realized Performance Revenues above represent Performance Revenues realized, but not yet distributed as of the reporting date and included in the Net Accrued Performance Revenues balance.
When these fees are received, the receivable is reduced without further impacting DE. Per Share calculations are based on end of period DE Shares Outstanding (see page 23, Share Summary).
3Q’19 QoQ Rollforward
(Dollars in Millions)
3Q’19 LTM Rollforward
(Dollars in Millions)
Net Accrued Performance Revenues
(Dollars in Millions, Except per Share Data)
3Q'18
2Q'19
3Q'19
3Q'19
Per Share
QoQ
Change
YoY
Change
Real Estate
BREP IV
12
$
11
$
11
$
0.01
$
(1)
$
(1)
$
BREP V
91
54
47
0.04
(7)
(44)
BREP VI
106
106
92
0.08
(14)
(14)
BREP VII
592
542
501
0.42
(41)
(91)
BREP VIII
386
517
597
0.50
80
211
BREP International II
-
25
44
0.04
19
44
BREP Europe III
1
-
-
-
-
(1)
BREP Europe IV
201
209
222
0.18
13
21
BREP Europe V
86
161
174
0.14
13
88
BREP Asia I
103
159
162
0.14
3
59
BPP
207
242
273
0.23
32
66
BREIT
18
36
59
0.05
22
41
BREDS
21
28
29
0.02
1
8
BTAS
29
41
45
0.04
4
16
Total Real Estate
1,853
$
2,133
$
2,256
$
1.88
$
124
$
403
$
Private Equity
BCP IV
111
37
24
0.02
(13)
(87)
BCP V
44
-
-
-
-
(44)
BCP VI
1,008
755
724
0.60
(32)
(284)
BCP VII
166
293
382
0.32
88
216
BCP Asia
-
6
7
0.01
1
7
BEP I
155
134
133
0.11
(1)
(22)
BEP II
66
54
8
0.01
(47)
(58)
Tactical Opportunities
161
140
114
0.09
(26)
(47)
Strategic Partners
95
98
133
0.11
35
38
BCEP
11
30
36
0.03
5
25
BTAS
32
51
53
0.04
1
21
Other
-
0
4
-
4
4
Total Private Equity
1,849
$
1,599
$
1,616
$
1.35
$
17
$
(233)
$
Total Hedge Fund Solutions
32
$
69
$
61
$
0.05
$
(8)
$
29
$
Total Credit
301
$
244
$
238
$
0.20
$
(6)
$
(63)
$
Net Accrued Performance Revenues
4,035
$
4,044
$
4,171
$
3.48
$
127
$
136
$
Memo: Net Realized Performance Revenues
109
$
71
$
129
$
0.11
$
58
$
20
$
2Q'19
Net
Performance
Revenues
Net Realized
Distributions
3Q'19
Real Estate
2,133
$
274
$
(151)
$
2,256
$
Private Equity
1,599
110
(93)
1,616
HFS
69
(4)
(4)
61
Credit
244
(3)
(3)
238
Total
4,044
$
377
$
(251)
$
4,171
$
QoQ Increase
3%
3Q'18
Net
Performance
Revenues
Net Realized
Distributions
3Q'19
Real Estate
1,853
$
853
$
(450)
$
2,256
$
Private Equity
1,849
247
(480)
1,616
HFS
32
44
(15)
61
Credit
301
(32)
(31)
238
Total
4,035
$
1,112
$
(976)
$
4,171
$
YoY Increase
3%

Blackstone

Investment
Records
as
of
September
30,
2019
(a)
Notes on page 21.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
76,765
0.1x
46%
4,511,354
2.2x
4,588,119
1.7x
28%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
277,154
1.0x
51%
13,008,509
2.4x
13,285,663
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
-
940,414
2.6x
64%
26,845,418
2.5x
27,785,832
2.5x
13%
13%
BREP VII (Aug 2011 / Apr 2015)
13,496,564
1,906,659
8,170,449
1.7x
14%
21,559,665
2.1x
29,730,114
2.0x
23%
16%
BREP VIII (Apr 2015 / Jun 2019)
16,607,049
3,548,251
17,779,455
1.4x
1%
5,643,169
1.6x
23,422,624
1.4x
27%
15%
BREP IX (Jun 2019 / Dec 2024)
20,468,154
18,849,963
1,618,192
1.0x
-
-
n/a
1,618,192
1.0x
n/a
n/m
Total Global BREP
72,612,792
$
24,304,873
$
28,862,429
$
1.4x
7%
79,103,033
$
2.2x
107,965,462
$
1.9x
18%
16%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,370,659
€
2.1x
1,370,659
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (e)
1,629,748
-
10,637
2.7x
-
2,555,171
1.8x
2,565,808
1.8x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167
471,297
583,882
0.8x
-
5,557,290
2.5x
6,141,172
2.1x
21%
14%
BREP Europe IV (Sep 2013 / Dec 2016)
6,709,145
1,377,104
4,219,471
1.7x
16%
7,705,285
2.0x
11,924,756
1.9x
24%
17%
BREP Europe V (Dec 2016 / Jun 2022)
8,153,287
2,717,984
6,907,803
1.3x
-
431,777
2.3x
7,339,580
1.4x
45%
16%
BREP Europe VI (Oct 2019 / Apr 2025)
8,484,843
8,484,843
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Euro BREP
29,006,362
€
13,051,228
€
11,721,793
€
1.4x
6%
17,620,182
€
2.1x
29,341,975
€
1.8x
16%
14%
BREP Asia I (Jun 2013 / Dec 2017)
5,096,361
$
1,728,965
$
4,205,495
$
1.5x
12%
3,466,115
$
1.9x
7,671,610
$
1.7x
21%
15%
BREP Asia II (Dec 2017 / Jun 2023)
7,183,487
4,984,309
2,484,758
1.1x
-
5,584
n/m
2,490,342
1.1x
n/m
6%
BREP Co-Investment (f)
7,045,918
151,982
1,611,092
2.2x
17%
12,962,096
2.1x
14,573,188
2.1x
16%
16%
Total BREP
126,546,964
$
45,658,621
$
50,823,345
$
1.4x
7%
117,901,242
$
2.2x
168,724,587
$
1.9x
17%
15%
BPP (Various) (g)
27,194,838
915,347
31,556,095
1.2x
-
5,096,623
2.2x
36,652,718
1.3x
n/m
10%
BREDS High-Yield (Various) (h)
12,011,230
2,699,492
3,213,907
1.1x
-
11,528,445
1.3x
14,742,352
1.3x
11%
11%
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
13,150
n/a
-
2,953,649
1.4x
2,966,799
1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
198,964
175,763
2.5x
-
21,417,821
2.9x
21,593,584
2.9x
36%
36%
BCP V (Dec 2005 / Jan 2011)
21,013,586
1,039,733
787,587
0.7x
49%
37,164,778
1.9x
37,952,365
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,192,244
1,760,758
12,994,521
1.7x
37%
14,467,088
2.1x
27,461,609
1.9x
18%
13%
BEP I (Aug 2011 / Feb 2015)
2,435,285
224,784
1,897,585
1.9x
63%
2,677,532
1.9x
4,575,117
1.9x
17%
13%
BEP II (Feb 2015 / Feb 2021)
4,909,004
827,274
4,390,305
1.3x
-
271,835
1.8x
4,662,140
1.3x
42%
8%
BCP VII (May 2016 / May 2022)
18,781,046
6,494,315
15,599,523
1.4x
n/m
1,179,341
1.7x
16,778,864
1.4x
45%
20%
BCP Asia (Dec 2017 / Dec 2023)
2,378,855
1,333,070
989,766
1.2x
n/m
-
n/a
989,766
1.2x
n/a
23%
BEP III (TBD)
3,994,781
3,994,781
-
n/a
-
-
n/a
-
n/a
n/a
n/a
BCP VIII (TBD)
24,036,991
24,036,991
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Corporate Private Equity
107,839,907
$
39,935,245
$
36,848,200
$
1.5x
17%
94,315,289
$
2.1x
131,163,489
$
1.9x
16%
15%

Blackstone

Investment
Records
as
of
September
30,
2019
(a)
–
Continued
Notes on page 21.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity (continued)
Tactical Opportunities (Various)
23,830,203
$
10,086,741
$
10,140,457
$
1.2x
9%
8,616,711
$
1.7x
18,757,168
$
1.4x
19%
10%
Tactical Opportunities Co-Investment and Other (Various)
6,268,265
1,686,983
4,524,239
1.2x
4%
1,846,940
1.6x
6,371,179
1.3x
24%
13%
Total Tactical Opportunities
30,098,468
$
11,773,724
$
14,664,696
$
1.2x
8%
10,463,651
$
1.7x
25,128,347
$
1.3x
20%
10%
Strategic Partners I-V (Various) (i)
11,862,636
1,739,914
1,258,026
n/m
-
16,433,139
n/m
17,691,165
1.5x
n/a
13%
Strategic Partners VI (Apr 2014 / Apr 2016) (i)
4,362,750
1,116,568
1,546,801
n/m
-
3,058,583
n/m
4,605,384
1.5x
n/a
17%
Strategic Partners VII (May 2016 / Mar 2019) (i)
7,489,970
2,532,867
5,723,979
n/m
-
1,185,979
n/m
6,909,958
1.4x
n/a
25%
Strategic Partners RA II (May 2017 / Mar 2022) (i)
1,749,807
661,916
833,571
n/m
-
170,334
n/m
1,003,905
1.2x
n/a
20%
Strategic Partners VIII (Mar 2019 / Jul 2023) (i)
10,763,600
6,261,019
1,852,344
n/m
-
-
n/a
1,852,344
1.3x
n/a
n/m
Strategic Partners RE, SMA and Other (Various) (i)
6,066,764
2,032,618
2,185,606
n/m
-
1,035,880
n/m
3,221,486
1.3x
n/a
18%
Total Strategic Partners
42,295,527
$
14,344,902
$
13,400,327
$
n/m
-
21,883,915
$
n/m
35,284,242
$
1.5x
n/a
14%
BCEP (Jan 2017 / Jan 2021) (j)
4,755,099
2,278,502
3,226,244
1.3x
-
378,007
1.6x
3,604,251
1.3x
36%
14%
BIP (Various)
13,659,163
11,955,845
1,729,806
1.0x
50%
-
n/a
1,729,806
1.0x
n/a
n/m
Hedge Fund Solutions
Strategic Capital Holdings (Dec 2013 / Jun 2020) (k)
3,378,575
$
723,050
$
1,705,207
$
1.1x
-
431,655
$
n/m
2,136,862
$
1.4x
n/a
9%
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
20,702
$
1.1x
33%
4,772,270
$
1.6x
4,792,972
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000
1,081,205
1,558,118
0.9x
7%
5,086,796
1.6x
6,644,914
1.3x
n/a
11%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133
2,927,128
4,135,451
1.1x
1%
1,557,284
1.5x
5,692,735
1.2x
n/a
12%
Stressed / Distressed Investing I (Sep 2009 / May 2013)
3,253,143
85,000
189,921
0.3x
-
5,766,478
1.6x
5,956,399
1.4x
n/a
10%
Stressed / Distressed Investing II (Jun 2013 / Jun 2018)
5,125,000
594,808
1,378,356
0.7x
11%
4,102,362
1.3x
5,480,718
1.1x
n/a
1%
Stressed / Distressed Investing III (Dec 2017/ Dec 2022)
7,356,380
5,795,460
1,577,943
1.0x
2%
773,872
1.3x
2,351,815
1.1x
n/a
10%
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,867
1,154,254
2,023,003
1.2x
-
703,185
1.7x
2,726,188
1.3x
n/a
11%
Energy Select Opportunities II (Feb 2019 / Feb 2024)
3,536,818
3,047,594
504,959
1.0x
-
21,773
2.4x
526,732
1.1x
n/a
n/m
Euro
European Senior Debt Fund (Feb 2015 / Feb 2019)
1,964,689
€
444,379
€
1,981,602
€
1.1x
2%
1,116,137
€
1.4x
3,097,739
€
1.2x
n/a
10%
European Senior Debt Fund II (Jun 2019 / Jun 2024)
2,183,891
€
1,913,446
€
289,256
€
1.0x
-
-
€
n/a
289,256
€
1.0x
n/a
n/m
Total Credit
39,631,921
$
17,353,064
$
13,867,520
$
1.0x
3%
24,055,122
$
1.5x
37,922,642
$
1.3x
n/a
11%

Blackstone

Investment
Records
as
of
September
30,
2019
–
Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group Inc.
n/m
Not meaningful generally due to the limited time since initial investment.
n/a
Not applicable.
(a)
Preliminary. Excludes investment vehicles where Blackstone does not earn fees.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2019 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date cash flow may differ from the Investment Period Beginning Date.
(e)
The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP
International II performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and
Performance Revenues.
(g)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Excludes BREIT.
(h)
BREDS High-Yield represents the flagship real estate debt drawdown funds only and excludes BREDS High-Grade.
(i)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful. If information is not available on a timely basis, returns are calculated from results that are reported on a three month lag.
(j)
BCEP,
or
Blackstone
Core
Equity
Partners,
is
a
core
private
equity
fund
which
invests
with
a
more
modest
risk
profile
and
longer
hold
period.
(k)
Represents Blackstone Strategic Capital Holdings (including Co-investment) which is focused on acquiring strategic minority positions in alternative asset managers.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

Blackstone

Shareholder Dividends
A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 32-33, Definitions and Dividend Policy. DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries. Per Share calculations are based on end of period Participating Common Shares
(page 23, Share Summary); actual dividends are paid to shareholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $61 million for 3Q’19 and $168 million for 3Q’19 YTD.
Generated
$0.58
of
Distributable
Earnings
per
common
share
during
the
quarter,
bringing
the
year-to-date
amount
to
$1.59
per
common
share.
Blackstone
declared
a
quarterly
dividend
of
$0.49
per
common
share
to
record
holders
as
of
November
4,
2019;
payable
on
November
12,
2019.
% Change
% Change
(Dollars in Thousands, Except per Share Data)
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
vs. 3Q'18
3Q'18 YTD
3Q'19 YTD
vs. 3Q'18 YTD
Distributable Earnings
769,284
$
722,081
$
537,958
$
708,862
$
709,921
$
(8)%
1,971,481
$
1,956,741
$
(1)%
Add: Other Payables Attributable
to Common Shareholders
22,980
43,345
14,598
39,673
24,578
7%
59,387
78,849
33%
DE before Certain Payables
792,264
765,426
552,556
748,535
734,499
(7)%
2,030,868
2,035,590
0%
Percent to Common Shareholders
56%
56%
56%
56%
56%
56%
56%
DE before Certain Payables Attributable
to Common Shareholders
447,516
429,433
310,832
419,502
413,900
(8)%
1,147,220
1,144,234
(0)%
Less: Other Payables Attributable
to Common Shareholders
(22,980)
(43,345)
(14,598)
(39,673)
(24,578)
7%
(59,387)
(78,849)
33%
DE Attributable to Common Shareholders
424,536
386,088
296,234
379,829
389,322
(8)%
1,087,833
1,065,385
(2)%
DE per Common Share
0.63
$
0.57
$
0.44
$
0.57
$
0.58
$
(8)%
1.60
$
1.59
$
(1)%
Less: Retained Capital per Common Share
(0.09)
$
(0.09)
$
(0.07)
$
(0.09)
$
(0.09)
$
-
(0.23)
$
(0.25)
$
9%
Special Cash Dividend per Common Share
0.10
$
0.10
$
-
$
-
$
-
$
n/m
0.20
$
-
$
n/m
Actual Dividend per Common Share
0.64
$
0.58
$
0.37
$
0.48
$
0.49
$
(23)%
1.57
$
1.34
$
(15)%
Record Date
Nov 4, 2019
Payable Date
Nov 12, 2019

Blackstone

Share Summary
Common Shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.
Distributable
Earnings
Shares
Outstanding
as
of
quarter
end
of
1,199
million
shares.
•
Repurchased
2.8
million
common
shares
in
the
quarter
and
19.1
million
common
shares
for
the
LTM.
•
Available
authorization
remaining
was
$864
million
at
September
30,
2019.
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
Participating Common Shares
678,771,864
672,755,818
674,457,578
669,561,793
675,640,119
Participating Partnership Units
522,898,542
526,370,654
524,504,626
525,165,724
523,338,040
Distributable Earnings Shares Outstanding
1,201,670,406
1,199,126,472
1,198,962,204
1,194,727,517
1,198,978,159

Reconciliations and Disclosures

Blackstone

Notes on pages 26-27.
Reconciliation of GAAP to Non-GAAP Measures
QTD
YTD
LTM
(Dollars in Thousands)
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
3Q'18
3Q'19
3Q'17
3Q'18
3Q'19
Net Income (Loss) Attributable to The Blackstone Group Inc.
442,742
$
(10,868)
$
481,304
$
305,792
$
779,437
$
1,552,656
$
1,566,533
$
1,537,705
$
1,856,794
$
1,555,665
$
Net Income Attributable to Non-Controlling Interests
in Blackstone Holdings
360,576
5,253
402,260
259,330
299,900
1,359,736
961,490
1,377,060
1,719,174
966,743
Net Income (Loss) Attributable to Non-Controlling Interests
in Consolidated Entities
143,101
(68,800)
186,833
80,744
88,406
427,678
355,983
423,759
560,042
287,183
Net Income (Loss) Attributable to Redeemable
Non-Controlling Interests in Consolidated Entities
2,569
(4,303)
2,480
1,095
(8)
2,199
3,567
7,869
9,799
(736)
Net Income (Loss)
948,988
$
(78,718)
$
1,072,877
$
646,961
$
1,167,735
$
3,342,269
$
2,887,573
$
3,346,393
$
4,145,809
$
2,808,855
$
Provision for Taxes
26,798
29,366
41,155
38,736
(156,786)
220,024
(76,895)
194,644
816,614
(47,529)
Income (Loss) Before Provision for Taxes
975,786
$
(49,352)
$
1,114,032
$
685,697
$
1,010,949
$
3,562,293
$
2,810,678
$
3,541,037
$
4,962,423
$
2,761,326
$
Transaction-Related Charges (a)
79,242
76,431
89,451
106,994
(82,547)
(338,347)
113,898
241,340
(685,402)
190,329
Amortization of Intangibles (b)
14,856
15,392
16,483
16,483
16,483
44,602
49,449
50,028
58,867
64,841
Impact of Consolidation (c)
(145,670)
73,103
(189,313)
(81,839)
(88,398)
(429,877)
(359,550)
(431,628)
(569,841)
(286,447)
Unrealized Performance Revenues (d)
(298,931)
806,531
(664,333)
(157,398)
(176,604)
(1,367,694)
(998,335)
(629,267)
(883,208)
(191,804)
Unrealized Performance Allocations Compensation (e)
178,184
(302,868)
287,015
64,518
94,907
622,610
446,440
412,927
456,427
143,572
Unrealized Principal Investment (Income) Loss (f)
(28,704)
160,659
(139,925)
56,353
5,219
(94,808)
(78,353)
111,102
(78,320)
82,306
Other Revenues (g)
(9,092)
(46,854)
(13,189)
20,150
(92,843)
(42,614)
(85,882)
52,061
(7,463)
(132,736)
Equity-Based Compensation (h)
36,576
43,102
66,776
53,105
58,570
115,118
178,451
106,561
136,514
221,553
Taxes and Related Payables (i)
(32,963)
(54,063)
(29,039)
(55,201)
(35,815)
(99,802)
(120,055)
(178,098)
(179,370)
(174,118)
Distributable Earnings
769,284
$
722,081
$
537,958
$
708,862
$
709,921
$
1,971,481
$
1,956,741
$
3,276,063
$
3,210,627
$
2,678,822
$
Taxes and Related Payables (i)
32,963
54,063
29,039
55,201
35,815
99,802
120,055
178,098
179,370
174,118
Net Interest (Income) Loss (j)
(9,013)
(11,923)
(5,061)
(2,761)
7,767
(10,002)
(55)
30,951
19,507
(11,978)
Total Segment Distributable Earnings
793,234
$
764,221
$
561,936
$
761,302
$
753,503
$
2,061,281
$
2,076,741
$
3,485,112
$
3,409,504
$
2,840,962
$
Realized Performance Revenues (k)
(572,159)
(483,697)
(246,769)
(341,386)
(420,840)
(1,328,074)
(1,008,995)
(2,625,683)
(2,824,872)
(1,492,692)
Realized Performance Compensation (l)
190,773
199,645
85,240
125,466
143,870
478,496
354,576
886,038
1,051,795
554,221
Realized Principal Investment Income (m)
(65,620)
(47,098)
(25,908)
(123,557)
(36,148)
(188,960)
(185,613)
(459,635)
(261,185)
(232,711)
Fee Related Earnings
346,228
$
433,071
$
374,499
$
421,825
$
440,385
$
1,022,743
$
1,236,709
$
1,285,832
$
1,375,242
$
1,669,780
$
Adjusted EBITDA Reconciliation
Distributable Earnings
769,284
$
722,081
$
537,958
$
708,862
$
709,921
$
1,971,481
$
1,956,741
$
3,276,063
$
3,210,627
$
2,678,822
$
Interest Expense (n)
40,923
41,792
41,638
43,230
52,815
118,046
137,683
159,579
190,391
179,475
Taxes and Related Payables (i)
32,963
54,063
29,039
55,201
35,815
99,802
120,055
178,098
179,370
174,118
Depreciation and Amortization
5,681
5,964
5,789
6,000
6,895
17,918
18,684
30,645
24,511
24,648
Adjusted EBITDA
848,851
$
823,900
$
614,424
$
813,293
$
805,446
$
2,207,247
$
2,233,163
$
3,644,385
$
3,604,899
$
3,057,063
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See pages 32-33, Definitions and Dividend Policy.
(a)
This adjustment removes Transaction-Related Charges, which are excluded from Blackstone’s segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration
arrangements,
changes
in
the
balance
of
the
Tax
Receivable
Agreement
resulting
from
a
change
in
tax
law
or
similar
event,
transaction
costs
and
any
gains
or
losses
associated with these corporate actions.
(b)
This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation. This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which is accounted for under the equity method.
(c)
This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of
Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(d)
This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
QTD
YTD
LTM
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
3Q'18
3Q'19
3Q'17
3Q'18
3Q'19
GAAP Unrealized Performance Allocations
299,238
$
(806,305)
$
663,999
$
157,732
$
176,370
$
1,367,678
$
998,101
$
629,097
$
884,645
$
191,796
$
Segment Adjustment
(307)

(226)

334

(334)

234

16

234

170

(1,437)

8

Unrealized Performance Revenues
298,931
$
(806,531)
$
664,333
$
157,398
$
176,604
$
1,367,694
$
998,335
$
629,267
$
883,208
$
191,804
$
(e)
This adjustment removes Unrealized Performance Allocations Compensation.
(f)
This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
QTD
YTD
LTM
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
3Q'18
3Q'19
3Q'17
3Q'18
3Q'19
GAAP Unrealized Principal Investment Income (Loss)
52,840
$
(218,165)
$
169,044
$
(37,345)
$
15,391
$
268,082
$
147,090
$
73,139
$
247,515
$
(71,075)
$
Segment Adjustment
(24,136)

57,506

(29,119)

(19,008)

(20,610)

(173,274)

(68,737)

(184,241)

(169,195)

(11,231)

Unrealized Principal Investment Income (Loss)
28,704
$
(160,659)
$
139,925
$
(56,353)
$
(5,219)
$
94,808
$
78,353
$
(111,102)
$
78,320
$
(82,306)
$
(g)
This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone
Funds
which
have
been
eliminated
in
consolidation,
and
(2)
the
removal
of
certain
Transaction-Related Charges. For the three months ended June 30, 2018, Transaction-Related
Charges included $580.9 million of Other Revenues received upon the conclusion of Blackstone’s investment sub-advisory  relationship with FS Investments’ funds.
QTD
YTD
LTM
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
3Q'18
3Q'19
3Q'17
3Q'18
3Q'19
GAAP Other Revenue
9,368
$
46,923
$
10,250
$
(17,120)
$
93,273
$
625,394
$
86,403
$
(46,595)
$
591,613
$
133,326
$
Segment Adjustment
(276)

(69)

2,939

(3,030)

(430)

(582,780)

(521)

(5,466)

(584,150)

(590)

Other Revenues
9,092
$
46,854
$
13,189
$
(20,150)
$
92,843
$
42,614
$
85,882
$
(52,061)
$
7,463
$
132,736
$
(h)
This adjustment removes Equity-Based Compensation on a segment basis.

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Continued
(i)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement.
QTD
YTD
LTM
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
3Q'18
3Q'19
3Q'17
3Q'18
3Q'19
GAAP Interest and Dividend Revenue
48,604
$
47,885
$
44,084
$
43,686
$
42,482
$
124,062
$
130,252
$
127,716
$
164,586
$
178,137
$
Segment Adjustment
1,332

5,830

2,615

2,305

2,566

3,986

7,486

912

6,298

13,316

Interest and Dividend Revenue
49,936
$
53,715
$
46,699
$
45,991
$
45,048
$
128,048
$
137,738
$
128,628
$
170,884
$
191,453
$
GAAP Interest Expense
41,355
$
44,644
$
42,002
$
43,596
$
53,362
$
119,346
$
138,960
$
164,022
$
193,952
$
183,604
$
Segment Adjustment
(432)

(2,852)

(364)

(366)

(547)

(1,300)

(1,277)

(4,443)

(3,561)

(4,129)

Interest Expense
40,923
$
41,792
$
41,638
$
43,230
$
52,815
$
118,046
$
137,683
$
159,579
$
190,391
$
179,475
$
Net Interest Income (Loss)
9,013
$
11,923
$
5,061
$
2,761
$
(7,767)
$
10,002
$
55
$
(30,951)
$
(19,507)
$
11,978
$
(k)
This adjustment removes the total segment amounts of Realized Performance Revenues.
(l)
This adjustment removes the total segment amounts of Realized Performance Compensation.
(m)
This adjustment removes the total segment amount of Realized Principal Investment Income.
(n)
This adjustment adds back Interest Expense on a segment basis.
Reconciliation
of
GAAP
Shares
of
Class
A
Common
Stock
Outstanding
to
Distributable
Earnings
Shares
Outstanding
QTD
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
GAAP Shares of Class A Common Stock Outstanding
669,411,215

663,212,830

665,331,887

660,588,369

666,257,305

Unvested Participating Common Shares
9,360,649

9,542,988

9,125,691

8,973,424

9,382,814

Participating Common Shares
678,771,864

672,755,818

674,457,578

669,561,793

675,640,119

Participating Partnership Units
522,898,542

526,370,654

524,504,626

525,165,724

523,338,040

Distributable Earnings Shares Outstanding
1,201,670,406
1,199,126,472
1,198,962,204
1,194,727,517
1,198,978,159

Disclosure
of
Weighted-Average
Shares
of
Class
A
Common
Stock
Outstanding
(j)
This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
QTD
YTD
LTM
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
3Q'18
3Q'19
3Q'17
3Q'18
3Q'19
Taxes
12,793
$
38,975
$
15,344
$
34,209
$
26,933
$
51,047
$
76,486
$
98,775
$
87,053
$
115,461
$
Related Payables
20,170

15,088

13,695

20,992

8,882

48,755

43,569

79,323

92,317

58,657

Taxes and Related Payables
32,963
$
54,063
$
29,039
$
55,201
$
35,815
$
99,802
$
120,055
$
178,098
$
179,370
$
174,118
$
QTD
YTD
LTM
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
3Q'18
3Q'19
3Q'17
3Q'18
3Q'19
Total GAAP Weighted-Average Shares of Class A Common Stock
Outstanding -
Basic
682,435,177
676,629,572
674,507,698
673,655,305
675,963,129
679,598,629
674,714,040
661,998,357
676,872,119
675,196,841
Weighted-Average Shares of Unvested Deferred Restricted Class
A Common Stock
230,759
-
207,752
330,639
256,629
215,270
265,007
1,028,809
337,193
263,789
Weighted-Average Blackstone Holdings Partnership Units
523,212,047
-
525,764,790
-
-
529,299,345
-
535,998,944
-
-
Total GAAP Weighted-Average Shares of Class A Common Stock
Outstanding -
Diluted
1,205,877,983
676,629,572
1,200,480,240
673,985,944
676,219,758
1,209,113,244
674,979,047
1,199,026,110
677,209,312
675,460,630

Blackstone

Blackstone’s Third Quarter 2019 GAAP Balance Sheet Results
See page 29, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.
(Dollars in Thousands) (Unaudited)
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
Assets
Cash and Cash Equivalents
1,937,963
$
2,207,841
$
1,570,741
$
1,484,444
$
2,468,563
$
Cash Held by Blackstone Funds and Other
408,561
337,320
217,625
324,609
375,981
Investments
22,094,920
20,377,031
21,180,950
22,242,040
22,204,460
Accounts Receivable
875,647
636,238
711,889
802,066
755,777
Due from Affiliates
2,017,637
1,994,123
2,320,291
2,211,737
2,464,163
Intangible Assets, Net
366,368
468,507
450,757
433,007
415,257
Goodwill
1,778,192
1,869,860
1,869,860
1,869,860
1,869,860
Other Assets
269,470
294,248
302,033
354,253
402,670
Right-of-Use Assets
-
-
521,932
507,065
490,882
Deferred Tax Assets
711,599
739,482
728,873
743,132
938,158
Total Assets
30,460,357
$
28,924,650
$
29,874,951
$
30,972,213
$
32,385,771
$
Liabilities and Equity
Loans Payable
10,161,886
$
9,951,862
$
10,011,155
$
10,676,138
$
11,270,245
$
Due to Affiliates
981,980
1,035,776
1,045,452
1,081,899
984,969
Accrued Compensation and Benefits
3,414,215
2,942,128
3,001,597
3,308,595
3,623,258
Securities Sold, Not Yet Purchased
166,309
142,617
128,106
128,512
87,051
Repurchase Agreements
199,488
222,202
218,865
207,676
163,059
Operating Lease Liabilities
-
-
587,408
574,619
558,253
Accounts Payable, Accrued Expenses and Other Liabilities
829,496
875,979
735,667
929,688
1,069,475
Total Liabilities
15,753,374
15,170,564
15,728,250
16,907,127
17,756,310
Redeemable Non-Controlling Interests in Consolidated Entities
153,504
141,779
136,941
101,310
93,667
Equity
The Blackstone Group L.P. Partners’ Capital
7,024,079
6,415,700
6,501,072
6,335,897
-
Class A Common Stock, $0.00001 par value (666,257,305 shares issued and outstanding as of September 30, 2019)
-
-
-
-
7
Class B Common Stock, $0.00001 par value (1 share issued and outstanding as of September 30, 2019)
-
-
-
-
-
Class C Common Stock, $0.00001 par value (1 share issued and outstanding as of September 30, 2019)
-
-
-
-
-
Additional Paid-in-Capital
-
-
-
-
6,292,765
Retained Earnings
-
-
-
-
456,814
Accumulated Other Comprehensive Loss
(36,562)
(36,476)
(32,430)
(27,542)
(35,173)
Non-Controlling Interests in Consolidated Entities
3,673,135
3,648,766
3,852,346
3,869,303
4,035,513
Non-Controlling Interests in Blackstone Holdings
3,892,827
3,584,317
3,688,772
3,786,118
3,785,868
Total Equity
14,553,479
13,612,307
14,009,760
13,963,776
14,535,794
Total Liabilities and Equity
30,460,357
$
28,924,650
$
29,874,951
$
30,972,213
$
32,385,771
$

Blackstone

Reconciliation of GAAP to Non-GAAP Balance Sheet Measures
(a)
This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)
Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to
Affiliates.
(d)
This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(e)
This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase Agreements
and securities sold short, not yet purchased.
(f)
This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(g)
This adjustment removes amounts related to consolidated Blackstone Funds.
(Dollars in Thousands)
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
Investments of Consolidated Blackstone Funds
8,503,423
$
8,376,338
$
8,603,847
$
8,633,794
$
8,481,233
$
Equity Method Investments
Partnership Investments
3,690,841
3,649,423
3,815,993
3,802,565
3,864,453
Accrued Performance Allocations
6,722,430
5,883,924
6,486,450
6,743,542
7,003,889
Corporate Treasury Investments
2,883,610
2,206,493
2,005,174
2,797,908
2,588,529
Other Investments
294,616
260,853
269,486
264,231
266,356
Total GAAP Investments
22,094,920
$
20,377,031
$
21,180,950
$
22,242,040
$
22,204,460
$
Accrued Performance Allocations -
GAAP
6,722,430
$
5,883,924
$
6,486,450
$
6,743,542
$
7,003,889
$
Impact of Consolidation (a)
229
-
374
607
237
Due From Affiliates -
GAAP (b)
13,546
33,419
9,483
25,022
18,955
Less: Accrued Performance Compensation -
GAAP (c)
(2,700,828)
(2,394,747)
(2,638,374)
(2,724,998)
(2,851,817)
Net Accrued Performance Revenues
4,035,377
$
3,522,596
$
3,857,933
$
4,044,173
$
4,171,264
$
Corporate
Treasury
Investments
-
GAAP
2,883,610
$
2,206,493
$
2,005,174
$
2,797,908
$
2,588,529
$
Impact of Consolidation (a)
75,340
73,106
75,988
160,644
163,183
Other Assets (d)
586,527
438,454
519,884
425,823
440,982
Other Liabilities (e)
(91,406)
(205,332)
(101,605)
(91,016)
(80,086)
Corporate
Treasury
Investments
-
Deconsolidated
3,454,071
$
2,512,721
$
2,499,441
$
3,293,359
$
3,112,608
$
Partnership
and
Other
Investments
-
GAAP
3,985,457
$
3,910,276
$
4,085,479
$
4,066,796
$
4,130,809
$
Impact of Consolidation (f)
(1,991,871)
(2,015,417)
(2,095,717)
(2,209,825)
(2,289,139)
GP/Fund
Investments
-
Deconsolidated
1,993,586
$
1,894,859
$
1,989,762
$
1,856,971
$
1,841,670
$
Loans
Payable
-
GAAP
10,161,886
$
9,951,862
$
10,011,155
$
10,676,138
$
11,270,245
$
Impact of Consolidation (g)
(6,679,598)
(6,480,711)
(6,561,111)
(6,536,221)
(6,492,686)
Outstanding Bonds (Carrying Value)
3,482,288
3,471,151
3,450,044
4,139,917
4,777,559
Unamortized Discount/Premium
62,755
60,879
59,576
66,033
82,336
Outstanding
Bonds
(at
par)
-
Deconsolidated
3,545,043
$
3,532,030
$
3,509,620
$
4,205,950
$
4,859,895
$

Blackstone

QTD
YTD
LTM
(Dollars in Thousands)
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
3Q'18
3Q'19
3Q'17
3Q'18
3Q'19
Management and Advisory Fees, Net
GAAP
780,009
$
797,554
$
809,726
$
840,378
$
878,151
$
2,230,242
$
2,528,255
$
2,659,862
$
2,959,301
$
3,325,809
$
Segment Adjustment (a)
(790)

641

4,336

3,778

2,194

8,015

10,308

14,429

11,348

10,949

Total Segment
779,219
$
798,195
$
814,062
$
844,156
$
880,345
$
2,238,257
$
2,538,563
$
2,674,291
$
2,970,649
$
3,336,758
$
GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Incentive Fees
9,799

15,797

12,132

21,915

8,254

41,743

42,301

188,025

161,930

58,098

Investment Income - Realized Performance Allocations
592,103

511,388

242,375

332,520

446,550

1,365,119

1,021,445

2,582,430

2,787,381

1,532,833

GAAP
601,902
$
527,185
$
254,507
$
354,435
$
454,804
$
1,406,862
$
1,063,746
$
2,770,455
$
2,949,311
$
1,590,931
$
Total Segment
Less: Realized Performance Revenues
(572,159)

(483,697)

(246,769)

(341,386)

(420,840)

(1,328,074)

(1,008,995)

(2,625,683)

(2,824,872)

(1,492,692)

Segment Adjustment (b)
556

697

41

575

261

863

877

2,153

3,301

1,574

Total Segment
30,299
$
44,185
$
7,779
$
13,624
$
34,225
$
79,651
$
55,628
$
146,925
$
127,740
$
99,813
$
GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation
419,285

373,790

471,397

438,521

462,766

1,236,167

1,372,684

1,382,348

1,600,651

1,746,474

Incentive Fees Compensation
7,251

10,260

5,406

8,886

5,419

23,656

19,711

89,199

67,106

29,971

Realized Performance Allocations Compensation
200,442

212,174

86,395

125,825

155,663

498,902

367,883

872,080

1,056,146

580,057

GAAP
626,978
$
596,224
$
563,198
$
573,232
$
623,848
$
1,758,725
$
1,760,278
$
2,343,627
$
2,723,903
$
2,356,502
$
Total Segment
Less: Realized Performance Compensation
(190,773)

(199,645)

(85,240)

(125,466)

(143,870)

(478,496)

(354,576)

(886,038)

(1,051,795)

(554,221)

Less: Equity-Based Compensation - Operating Compensation
(33,514)

(39,968)

(63,708)

(50,225)

(56,139)

(105,245)

(170,072)

(95,541)

(122,422)

(210,040)

Less: Equity-Based Compensation - Performance Compensation
(3,062)

(3,134)

(3,068)

(2,880)

(2,431)

(9,873)

(8,379)

(11,020)

(14,092)

(11,513)

Segment Adjustment (c)
(65,084)

(74,193)

(87,151)

(100,827)

(91,574)

(228,249)

(279,552)

(244,203)

(286,699)

(353,745)

Total Segment
334,545
$
279,284
$
324,031
$
293,834
$
329,834
$
936,862
$
947,699
$
1,106,825
$
1,248,895
$
1,226,983
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
168,813
$
153,519
$
146,062
$
175,308
$
171,067
$
441,354
$
492,437
$
499,435
$
579,962
$
645,956
$
Segment Adjustment (d)
(40,068)

(23,494)

(22,751)

(33,187)

(26,716)

(83,051)

(82,654)

(70,876)

(105,710)

(106,148)

Total Segment
128,745
$
130,025
$
123,311
$
142,121
$
144,351
$
358,303
$
409,783
$
428,559
$
474,252
$
539,808
$
Realized Performance Revenues
GAAP
Incentive Fees
9,799

15,797

12,132

21,915

8,254

41,743

42,301

188,025

161,930

58,098

Investment Income - Realized Performance Allocations
592,103

511,388

242,375

332,520

446,550

1,365,119

1,021,445

2,582,430

2,787,381

1,532,833

GAAP
601,902
$
527,185
$
254,507
$
354,435
$
454,804
$
1,406,862
$
1,063,746
$
2,770,455
$
2,949,311
$
1,590,931
$
Total Segment
Less: Fee Related Performance Revenues
(30,299)

(44,185)

(7,779)

(13,624)

(34,225)

(79,651)

(55,628)

(146,925)

(127,740)

(99,813)

Segment Adjustment (b)
556

697

41

575

261

863

877

2,153

3,301

1,574

Total Segment
572,159
$
483,697
$
246,769
$
341,386
$
420,840
$
1,328,074
$
1,008,995
$
2,625,683
$
2,824,872
$
1,492,692
$
Reconciliation of GAAP to Total Segment Measures

Blackstone

Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations
(page 1). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the
Total Segment measures.
(b)
Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under
GAAP
but
netted
against
Management
and
Advisory
Fees,
Net
in
the
Total
Segment
measures.
(e)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation,
and
(2)
the
removal
of
amounts
associated
with
the
ownership
of
Blackstone
consolidated
operating
partnerships
held
by
non-controlling interests.
(f)
Represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
QTD
YTD
LTM
(Dollars in Thousands)
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
3Q'18
3Q'19
3Q'17
3Q'18
3Q'19
Realized Performance Compensation
GAAP
Incentive Fee Compensation
7,251
$
10,260
$
5,406
$
8,886
$
5,419
$
23,656
$
19,711
$
89,199
$
67,106
$
29,971
$
Realized Performance Allocations Compensation
200,442
212,174
86,395
125,825
155,663
498,902
367,883
872,080
1,056,146
580,057
GAAP
207,693
$
222,434
$
91,801
$
134,711
$
161,082
$
522,558
$
387,594
$
961,279
$
1,123,252
$
610,028
$
Total Segment
Less: Fee Related Performance Compensation
(13,858)
(19,655)
(3,493)
(6,365)
(14,781)
(34,189)
(24,639)
(64,221)
(57,365)
(44,294)
Less:
Equity-Based
Compensation
-
Performance
Compensation
(3,062)
(3,134)
(3,068)
(2,880)
(2,431)
(9,873)
(8,379)
(11,020)
(14,092)
(11,513)
Total Segment
190,773
$
199,645
$
85,240
$
125,466
$
143,870
$
478,496
$
354,576
$
886,038
$
1,051,795
$
554,221
$
Realized Principal Investment Income
GAAP
134,619
$
109,901
$
73,261
$
145,040
$
74,642
$
305,961
$
292,943
$
557,557
$
490,523
$
402,844
$
Segment Adjustment (e)
(68,999)
(62,803)
(47,353)
(21,483)
(38,494)
(117,001)
(107,330)
(97,922)
(229,338)
(170,133)
Total Segment
65,620
$
47,098
$
25,908
$
123,557
$
36,148
$
188,960
$
185,613
$
459,635
$
261,185
$
232,711
$
GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income (Loss)
GAAP
Interest and Dividend Revenue
48,604
47,885
44,084
43,686
42,482
124,062
130,252
127,716
164,586
178,137
Interest Expense
(41,355)
(44,644)
(42,002)
(43,596)
(53,362)
(119,346)
(138,960)
(164,022)
(193,952)
(183,604)
GAAP
7,249
$
3,241
$
2,082
$
90
$
(10,880)
$
4,716
$
(8,708)
$
(36,306)
$
(29,366)
$
(5,467)
$
Segment Adjustment (f)
1,764
8,682
2,979
2,671
3,113
5,286
8,763
5,355
9,859
17,445
Total Segment
9,013
$
11,923
$
5,061
$
2,761
$
(7,767)
$
10,002
$
55
$
(30,951)
$
(19,507)
$
11,978
$

Blackstone

Definitions and Dividend Policy
Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Segment
Distributable
Earnings,
or
“Segment
DE”,
is
Blackstone’s
segment
profitability
measure
used
to
make
operating
decisions
and
assess
performance
across
Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations
for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in
Blackstone’s consolidated Operating Partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for
Taxes.
o
Net
Realizations
is
presented
on
a
segment
basis
and
is
the
sum
of
Realized
Principal
Investment
Income
and
Realized
Performance
Revenues
(which
refers
to
Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation (which refers to Realized Performance
Compensation excluding Fee Related Performance Compensation and Equity-Based Performance Compensation).
o
Total Segment Revenues
and Segment Revenues
represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance
Revenues and Realized Principal Investment Income.
•
Distributable
Earnings,
or
“DE”,
is
derived
from
Blackstone’s
segment
reported
results.
DE
is
used
to
assess
performance
and
amounts
available
for
dividends
to
Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment DE
plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
o
Net Interest Income (Loss)
is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.
o
Taxes
and
Related
Payables
represent
the
total
GAAP
tax
provision
adjusted
to
include
only
the
current
tax
provision
(benefit)
calculated
on
Income
(Loss)
Before Provision for Taxes excluding the tax impact of any divestitures and including the Payable under the Tax Receivable Agreement.
•
Fee
Related
Earnings,
or
“FRE”,
is
a
performance
measure
used
to
assess
Blackstone’s
ability
to
generate
profits
from
revenues
that
are
measured
and
received
on
a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee
Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
o
Fee
Related
Compensation
is
presented
on
a
segment
basis
and
refers
to
the
compensation
expense,
excluding
Equity-Based
Compensation,
directly
related
to
(a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related Performance Compensation.
o
Fee
Related
Performance
Revenues
refers
to
the
realized
portion
of
Performance
Revenues
from
Perpetual
Capital
that
are
(a)
measured
and
received
on
a
recurring basis, and (b) not dependent on realization events from the underlying investments.
o
Perpetual
Capital
refers
to
the
component
of
assets
under
management
with
an
indefinite
term,
that
is
not
in
liquidation,
and
for
which
there
is
no
requirement
to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows. Includes co-
investment capital with an investor right to convert into Perpetual Capital.

Blackstone

Definitions
and
Dividend
Policy
–
Continued
•
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
•
Performance
Revenues
collectively
refers
to:
(a)
Incentive
Fees,
and
(b)
Performance
Allocations.
•
Performance
Compensation
collectively
refers
to:
(a)
Incentive
Fee Compensation, and (b) Performance Allocations Compensation.
•
Transaction-Related
Charges
arise
from
corporate
actions
including
acquisitions,
divestitures,
and
Blackstone’s
initial
public
offering.
They
consist
primarily of
equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
Dividend Policy. Blackstone’s intention is to issue a dividend quarterly to common shareholders approximately 85% of The Blackstone Group Inc.’s share of
Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash
requirements
such
as
tax-related
payments,
clawback
obligations
and
dividends
to
shareholders
for
any
ensuing
quarter. The
dividend
amount
could
also
be adjusted
upward
in
any
one
quarter.
All
of
the
foregoing
is
subject
to
the
qualification
that
the
declaration
and
payment
of
any
dividends
are
at
the
sole
discretion
of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to eliminate such dividends entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,”
“seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on
Form 10-K for the year ended December 31, 2018 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission
(“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking
statements
speak
only
as
of
the
date
of
this
report,
and
we
undertake
no
obligation
to
publicly
update
or
review
any
forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.